Exhibit 99.1

P.O. Box 25099 ~ Richmond, VA 23260 ~ Phone: (804) 359-9311 ~ Fax: (804) 254-3584

P R E S S R E L E A S E

CONTACT:	Universal Corporation Investor Relations		RELEASE:	4:30 p.m. ET
	Phone:	(804) 359-9311
	Fax:	(804) 254-3584
	Email:	investor@universalleaf.com

Universal Corporation Announces Leadership Succession

Preston D. Wigner, Senior Vice President, to Become Chairman, President, and CEO,

Effective October 1, 2024

Longtime Leader George C. Freeman, III, to Retire as Chairman, President, and CEO

Mr. Freeman to Support Seamless Transition through Fiscal Year-End

Richmond, VA / August 29, 2024 / PRNEWSWIRE

Universal Corporation (NYSE: UVV), a global business-to-business agriproducts company, today announced that its Board of Directors has approved a leadership succession plan. Under the plan, Preston D. Wigner, who has been with Universal for more than 20 years and currently serves as the Company's Senior Vice President, will become Chairman, President, and Chief Executive Officer, effective October 1, 2024. At that time, George C. Freeman, III, will retire from his longtime roles as Chairman, President, and CEO and as a member of the Board.

Mr. Wigner’s appointment as CEO is the culmination of a succession planning process conducted by the Board and assisted over the last two years by a global leadership advisory firm. To support a seamless transition of leadership, Mr. Freeman will serve as Vice Chair of the Company through December 31, 2024, and then as a Senior Advisor through the Company’s fiscal year-end on March 31, 2025.

“George has played a critical role in shaping Universal into the company it is today, and we are grateful for his tremendous leadership,” said Thomas H. Johnson, Lead Independent Director of Universal’s Board. “During the last several years, George and the senior leadership team have consistently delivered value to Universal’s shareholders by driving strong tobacco results and establishing our Universal Ingredients business. With the positive momentum from our most recent fiscal year and the strong beginning to our current fiscal year, now is the right time to implement this leadership succession.”

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Universal Corporation

Mr. Johnson continued, “We are delighted to name Preston as our next Chairman, President, and CEO. Preston has been a valued member of Universal’s senior leadership team for many years. With significant tobacco industry experience, active involvement in our ingredients business strategy from its inception, and deep familiarity with our global organization, Preston has the right mix of skills and expertise to drive Universal forward.”

Mr. Wigner commented, “It is a privilege to be named Chairman, President, and CEO of Universal at this exciting time in the Company’s 100-plus year history. I am energized by the opportunity to lead our incredible organization and advance our growth strategy by optimizing our leading tobacco business and expanding our ingredients business. Our future success will build on the foundational work we have accomplished under George’s leadership as well as our continued efforts to develop and pursue innovative strategies, set new standards of social and environmental performance, and motivate and inspire our global workforce. I am grateful to George for his mentorship and friendship, and I look forward to continuing to work with him through the remainder of our fiscal year.”

“It has been an honor to lead Universal in building and growing our portfolio of agriproducts and extending our sustainable supply chain operations to now support more than 200,000 farmers over five continents,” said Mr. Freeman. “We have made incredible advances in the 27 years I have been with Universal, and I thank our talented employees around the world who work tirelessly for all our stakeholders. As I prepare to leave the Board, I would also like to thank each Director for their support and guidance as we have worked to position the Company for success. I have worked closely with Preston, and my decision to retire is made with the utmost confidence in his ability to advance Universal’s strategy with the support of the Board and management team and deliver long-term value for our shareholders. I look forward to supporting a smooth transition.”

About Preston D. Wigner

Mr. Wigner brings over two decades of industry experience, having joined the Company in 2003. He was appointed Senior Vice President of Universal in December 2023, after serving as the Company’s Vice President, General Counsel, and Secretary for nearly 20 years. Prior to joining Universal, Mr. Wigner served as an associate with the law firms Williams Mullen and Hunton Andrews Kurth (formerly Hunton & Williams). Mr. Wigner received his J.D. from the University of Richmond School of Law and holds a B.B.A. in Marketing from James Madison University.

About Universal Corporation

Universal Corporation (NYSE: UVV) is a global agricultural company with over 100 years of experience supplying products and innovative solutions to meet our customers’ evolving needs and precise specifications. Through our diverse network of farmers and partners across more than 30 countries on five continents, we are a trusted provider of high-quality, traceable products. We leverage our extensive supply chain expertise, global reach, integrated processing capabilities, and commitment to sustainability to provide a range of products and services designed to drive efficiency and deliver value to our customers. For more information, visit www.universalcorp.com.

Forward-Looking Statements

This release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions readers that any statements contained herein regarding the Company’s financial condition, results of operation, and future business plans, operations, opportunities, and prospects for its performance are forward-looking statements based upon management’s current knowledge and assumptions about future events, and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure of any one or more of the assumptions stated herein to prove to be correct; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; our reliance on a few large customers; our ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of our products and services; costs incurred in providing these products and services including increased transportation costs and delays attributed to global supply chain challenges; timing of shipments to customers; higher inflation rates; changes in market structure; government regulation and other stakeholder expectations; economic and political conditions in the countries in which we and our customers operate, including the ongoing impacts from international conflicts; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying our critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the year ended March 31, 2024. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made.

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